    As filed with the Securities and Exchange Commission on October 15, 2001

                                                      Registration No. 333-44634
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              --------------------

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)

               DELAWARE                          75-2287683
   (State or other jurisdiction of     (I.R.S. Employer Identification No.)
    incorporation or organization)



                          2435 NORTH CENTRAL EXPRESSWAY
                              RICHARDSON, TX 75080
                                 (972) 699-4000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------

                                EDWARD D. DOHERTY
                           KANEB PIPE LINE COMPANY LLC
                          2435 NORTH CENTRAL EXPRESSWAY
                              RICHARDSON, TX 75080
                                 (972) 699-4000
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

                                    Copy to:

                           FULBRIGHT & JAWORSKI L.L.P.
                            1301 MCKINNEY, SUITE 5100
                                HOUSTON, TX 77010
                                 (713) 651-5151
                            ATTENTION: JOHN A. WATSON

                              --------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not applicable. Registration Statement is being terminated.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================

                              PURPOSE OF AMENDMENT

Termination of Offering and Removal of Securities from Registration

         Pursuant to the Registration Statement on Form S-3 (File No. 333-44634) (the "Registration Statement"), the Registrant registered Debt Securities up to a maximum aggregate offering price of $500,000,000. None of these registered securities have been sold. The Registrant does not intend to sell any of the registered securities pursuant to the Registration Statement, and the offering contemplated by the Registration Statement has terminated. Pursuant to the undertakings in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of this Post-Effective No. 1 to the Registration Statement, all of the securities registered under the Registration Statement.




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, State of Texas, on the 15th day of October, 2001.

                                 KANEB PIPE LINE OPERATING PARTNERSHIP, L.P., by Kaneb Pipe Line Company LLC, as General Partner


                                 By:        /s/ EDWARD D. DOHERTY
                                    --------------------------------------------
                                         Edward D. Doherty, Chairman


                                                        POSITION WITH THE
                SIGNATURE                                GENERAL PARTNER                           DATE
==============================================================================================================

     /s/ EDWARD D. DOHERTY
--------------------------------------     Chairman of the Board and Director
         Edward D. Doherty                    (Principal Executive Officer)                  October 15, 2001


     /s/ HOWARD C. WADSWORTH
--------------------------------------                  Vice President
         Howard C. Wadsworth               (Principal Financial and Accounting Officer)       October 15, 2001


        /s/ SANGWOO AHN*
--------------------------------------
            Sangwoo Ahn                                    Director                         October 15, 2001


      /s/ JOHN R. BARNES*
--------------------------------------
          John R. Barnes                                    Director                         October 15, 2001


      /s/ MURRAY R. BILES*
--------------------------------------
          Murray R. Biles                                   Director                         October 15, 2001


    /s/ FRANK M. BURKE, JR.*
--------------------------------------
        Frank M. Burke, Jr.                                 Director                         October 15, 2001


      /s/ CHARLES R. COX*
--------------------------------------
          Charles R. Cox                                    Director                         October 15, 2001


       /s/ HANS KESSLER*
--------------------------------------
           Hans Kessler                                     Director                         October 15, 2001


     /s/ JAMES R. WHATLEY*
--------------------------------------
         James R. Whatley                                   Director                         October 15, 2001

*By:     /s/ EDWARD D. DOHERTY
    ----------------------------------
    Edward D. Doherty, as attorney-in-
    fact for the persons indicated
    pursuant to the powers of attorney
    dated August 28, 2000





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